Exhibit 10.1

FIRST AMENDMENT

TO

VOTING AGREEMENT

THIS FIRST AMENDMENT TO VOTING AGREEMENT (this “Amendment”) is made and entered into as of August 11, 2015, by and among Medbox, Inc., a Nevada corporation (the “Company”), P. Vincent Mehdizadeh (“VM”), an individual, PVM International, Inc., a California corporation (“PVM”), and Vincent Chase, Incorporated, a California corporation (“VC”) (VM, PVM and VC are sometimes collectively referred to herein as the “VM Group”) and Ned L. Siegel (“Siegel”), Mitch Lowe (“Lowe”) and Jennifer Love (“Love”, and collectively with Siegel and Love, the “SLLM Group”). The VM Group and the SLLM Group are together sometimes referred to herein as the “Parties”).

RECITALS

WHEREAS, the Company, the VM group, the SLLM Group, Guy Marsala (now a former director) and the Company entered into that certain Voting Agreement dated January 21, 2015 (“Voting Agreement”);

WHEREAS, the parties desire to amend the Voting Agreement in certain respects to provide for an extension of the term of the Voting Agreement;

For other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree, as follows:

1. AMENDMENT.

1.1 Section 3.3 of the Voting Agreement is hereby amended and restated in its entirety as follows:

“3.3 TERMINATION. This Agreement shall continue in full force and effect from the date hereof through January 20, 2016 (the “Expiration Date”) and is not terminable for any reason prior to such date; provided that this Agreement shall terminate if all of the SLLM Group shall have resigned as Directors. The Expiration Date shall be extended to July 20, 2016, provided that the Company shall make the following pre-payments on that certain Promissory Note dated June 30, 2015 in the original principal amount of $628,877.21 made by the Company in favor of PVM (the “Note”): (a) an initial payment of $150,000 shall be made on or before August 14, 2015, and (b) thereafter payments of $60,000 (or the remaining balance of the Note, if less) shall be made on or before the end of each two week period commencing on the end of the first two week period on August 28, 2015, until the Note has been paid in full.”

1.2 Except as provided in Section 1.1, the Voting Agreement remains in full force and effect, without amendment or modification.

2. APPOINTMENT OF ADDITIONAL DIRECTOR UNDER SETTLEMENT AGREEMENT.

As additional consideration, the VM Group shall forebear from exercising their rights under Section 4 of the Settlement Agreement dated January 21, 2015, among the Company and the VM Group, to appoint a director to Medbox until the Expiration Date, as extended by this Agreement.

3. MISCELLANEOUS.

3.1 AMENDMENT OR WAIVER. This Amendment its provisions may not be amended, modified or waived except in a writing signed by the Parties.

3.2 SUCCESSORS. This Amendment shall inure to the benefit of and be binding upon the Parties and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

3.3 ENTIRE AGREEMENT. This Amendment represents the full and entire understanding and agreement between the Parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Notwithstanding the foregoing, this Section 3.3 shall not apply with regard to any agreements to which any Director is a party with the Company or with any member of the VM Group.

3.4 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, and all of which together shall constitute one and the same agreement. This Amendment may be executed by facsimile, PDF or TIF signatures.

The parties hereto have executed this Amendment as of the date first above written.

THE COMPANY:

MEDBOX, INC.

By	/s/ C. Douglas Mitchell
Its:

THE VM GROUP:

PVM INTERNATIONAL, INC.

By	/s/ P. Vincent Mehdizadeh
Its: CEO

VINCENT CHASE, INC.

By	/s/ P. Vincent Mehdizadeh
Its: CEO

/s/ P. Vincent Mehdizadeh
P. Vincent Mehdizadeh

THE SLLM GROUP:

/s/ Ned L. Siegel
Ned L. Siegel

/s/ J. Mitchell Lowe
Mitch Lowe by Ned L. Siegel Attorney in Fact

/s/ Jennifer Love
Jennifer Love

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